UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 1, 2013

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 788-1999

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2013, International Lease Finance Corporation (the “Company”) entered into the first amendment (the “First Amendment”) to the Three-Year Revolving Credit Agreement dated as of October 9, 2012 (the “Credit Agreement”), by and among the Company, the banks party thereto and Citibank, N.A., as administrative agent. The First Amendment will only become effective upon the consummation of the acquisition of at least a majority of the Company’s common stock by Jumbo Acquisition Limited, a Cayman Islands exempted company with limited liability (the “Purchaser”) or permitted assignees thereof pursuant to that certain Share Purchase Agreement by and among American International Group, Inc., AIG Capital Corporation and Purchaser dated as of December 9, 2012.

Upon effectiveness of the First Amendment, the maximum ratio of consolidated indebtedness to shareholder’s equity permitted under the Credit Agreement will change from 400% at any time to 500% in calendar year 2013, 450% in calendar year 2014, and 400% at any time thereafter, and certain purchase accounting methods of valuation will not apply to the definition of indebtedness under the Credit Agreement.

A copy of the First Amendment is included in this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment.

Certain of the lenders party to the Credit Agreement, as well as certain of their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking, underwriting and other financial advisory services for the Company, for which they have received, and will receive, customary fees and expenses.

Item 9.01              Financial Statements and Exhibits.

The following exhibit is included with this report.

(d)           Exhibits.

Exhibit No.	Description

10.1	First Amendment to Three-Year Revolving Credit Agreement, dated as of April 1, 2013, among International Lease Finance Corporation, the banks party thereto and Citibank, N.A., as administrative agent.

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Elias Habayeb
By:	Elias Habayeb
Senior Vice President & Chief Financial Officer

DATED: April 2, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Three-Year Revolving Credit Agreement, dated as of April 1, 2013, among International Lease Finance Corporation, the banks party thereto and Citibank, N.A., as administrative agent.